14. Commitments and Contingency	9 Months Ended
Jun. 30, 2013
Notes
14. Commitments and Contingency

14.  Commitments and Contingency

Operating Leases

The Company leases office space in Encinitas, California; Rogers, Arkansas; Jersey City, New Jersey; and Boise, Idaho. The Encinitas lease expires on May 31, 2013. The Rogers office is leased for a term of five years, effective January 1, 2012. The Boise lease expired on October 14, 2012, and is currently being leased on a month-to-month basis.  The Jersey City lease expires on June 30, 2016, and the Company has the option to lease the Jersey City offices for an additional five years. In addition to paying rent, the Company is also required to pay its pro rata share of the property’s operating expenses.  Rent expense for the three months ended June 30, 2013 and 2012 was $53,820 and $52,966, respectively. Rent expense for the nine months ended June 30, 2013 and 2012 was $161,460 and $151,402, respectively. Minimum future rental payments under non-cancellable operating leases with terms in excess of one year as of June 30, 2013 for the next five years and in the aggregate are:

2014	$154,877
2015	157,563
2016	160,271
2017	23,215
$495,926

Licensing Fee Obligations

The Company has entered into various licensing agreements that require the Company to pay fees to the licensors on revenues earned by the Company utilizing the related license. The amounts paid on each license vary depending on the terms of the related license.

Legal Claim

In July 2013 one of our subsidiaries, Single Touch Interactive, Inc., was named as co-defendant in Elizabeth Ibey v Wal-Mart Stores, Inc. and Single Touch Interactive, Inc.  The plaintiff alleges that our subsidiary violated the Telephone Consumer Protection Act and that unspecified others were similarly harmed.   We believe we have meritorious defenses against the suit and will defend our rights vigorously, but the resultant liability, if any, cannot currently be estimated.